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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                              ____________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 7, 2003
                                                         ----------------

                             ESSENTIAL REALITY, INC.
             (Exact name of registrant as specified in its charter)

             Nevada                000-32319              33-0851302
--------------------------------------------------------------------------------
 (State or other jurisdiction    (Commission            (IRS Employer
       of incorporation)         File Number)          Identification No.)


             49 West 27th Street, Suite 7E, New York, New York 10001
             -------------------------------------------------------
                     Address of principal executive offices

        Registrant's telephone number, including area code: 212-244-3200
                                                            ------------

             ______________________________________________________
         (Former name or former address, if changed since last report.)


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Item 5.     Other Events and Regulation FD Disclosure.
            -----------------------------------------

     On February 7, 2003, Essential Reality, Inc. (the "Company") announced the departure of Steven T. Francesco, the Company's Chief Executive Officer and a member of the Board of Directors.

     A copy of the press release relating to the foregoing is set forth as
Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.


Item 7.          Financial Statements and Exhibits.
                 ---------------------------------

     (c)

          Exhibit Number     Description
          --------------    ------------
             99.1            Press Release dated February 7, 2003.


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                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ESSENTIAL REALITY, INC.


Dated: February 13, 2002           By: /s/ Humbert B. Powell
                                       _____________________________
                                   Name:  Humbert B. Powell
                                   Title: Chairman of the Board of Directors








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                                  EXHIBIT INDEX
                                  -------------

The following exhibits are filed with this 8-K:


               99.1     Press Release dated February 7, 2003.










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